Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2023

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of February 5, 2024, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Fourth-Quarter 2023 Supplemental Financial Data

CINF Fourth-Quarter 2023 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$7,976	$—	$—	$—	$7,976
Life	—	—	394	—	—	394
Premiums ceded	—	(331)	(81)	—	—	(412)
Total earned premium	—	7,645	313	—	—	7,958
Investment income, net of expenses	109	602	184	—	(1)	894
Investment gains and losses, net	644	492	(9)	—	—	1,127
Fee revenues	—	11	10	—	—	21
Other revenues	15	7	—	8	(17)	13
Total revenues	$768	$8,757	$498	$8	$(18)	$10,013

Benefits & expenses
Losses & contract holders' benefits	$—	$5,123	$391	$—	$—	$5,514
Reinsurance recoveries	—	(165)	(75)	—	—	(240)
Underwriting, acquisition and insurance expenses	—	2,297	87	—	—	2,384
Interest expense	52	—	—	3	(1)	54
Other operating expenses	38	1	—	3	(17)	25
Total expenses	$90	$7,256	$403	$6	$(18)	$7,737

Income before income taxes	$678	$1,501	$95	$2	$—	$2,276

Provision (benefit) for income taxes
Current operating income	$(144)	$88	$30	$—	$—	$(26)
Capital gains/losses	135	103	(2)	—	—	236
Deferred	143	88	(8)	—	—	223
Total provision for income taxes	$134	$279	$20	$—	$—	$433

Net income - current year	$544	$1,222	$75	$2	$—	$1,843

Net income (loss) - prior year	$(599)	$43	$65	$4	$—	$(487)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,063	$—	$—	$—	$2,063
Life	—	—	101	—	—	101
Premiums ceded	—	(79)	(21)	—	—	(100)
Total earned premium	—	1,984	80	—	—	2,064
Investment income, net of expenses	34	159	47	—	(1)	239
Investment gains and losses, net	483	568	(8)	—	—	1,043
Fee revenues	—	3	2	—	—	5
Other revenues	4	3	—	3	(5)	5
Total revenues	$521	$2,717	$121	$3	$(6)	$3,356

Benefits & expenses
Losses & contract holders' benefits	$—	$1,123	$102	$—	$—	$1,225
Reinsurance recoveries	—	(5)	(16)	—	—	(21)
Underwriting, acquisition and insurance expenses	—	617	23	—	—	640
Interest expense	13	—	—	2	(1)	14
Other operating expenses	13	(1)	—	1	(5)	8
Total expenses	$26	$1,734	$109	$3	$(6)	$1,866

Income before income taxes	$495	$983	$12	$—	$—	$1,490

Provision (benefit) for income taxes
Current operating income	$(105)	$(37)	$10	$—	$—	$(132)
Capital gains/losses	101	119	(2)	—	—	218
Deferred	106	121	(6)	—	—	221
Total provision for income taxes	$102	$203	$2	$—	$—	$307

Net income - current year	$393	$780	$10	$—	$—	$1,183

Net income - prior year	$275	$723	$14	$1	$—	$1,013
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation
Five-Year Net Income Reconciliation and Key Metrics
(Dollars in millions except per share data)	Years ended December 31,
	2023	2022	2021	2020	2019
Net income (loss)	$1,843	$(487)	$2,968	$1,216	$1,997
Less:
Investment gains and losses, net	1,127	(1,467)	2,409	865	1,650
Income tax on investment gains and losses	(236)	308	(506)	(182)	(347)
Investment gains and losses, after-tax	891	(1,159)	1,903	683	1,303
Non-GAAP operating income	$952	$672	$1,065	$533	$694

Non-GAAP operating income: Five-year compound annual growth rate	11.6%	8.1%	15.8%	(2.0)%	9.5%

Diluted per share data:
Net income (loss)	$11.66	$(3.06)	$18.24	$7.49	$12.10
Less:
Investment gains and losses, net	7.13	(9.24)	14.80	5.33	10.00
Income tax on investment gains and losses	(1.50)	1.94	(3.11)	(1.12)	(2.10)
Investment gains and losses, after-tax	5.63	(7.30)	11.69	4.21	7.90
Non-GAAP operating income	$6.03	$4.24	$6.55	$3.28	$4.20

Value creation ratio
Book value per share growth	15.0%	(18.0)%	21.9%	10.7%	25.9%
Shareholder dividend declared as a percentage of beginning book value	4.5	3.4	3.8	4.0	4.6
Value creation ratio	19.5%	(14.6)%	25.7%	14.7%	30.5%

Value creation ratio: Five-year average	15.2%	11.2%	18.7%	16.5%	14.2%

Investment income, net of expenses	$894	$781	$714	$670	$646
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
*Net income (loss) and Net income (loss) per diluted share have been adjusted due to the adoption of an accounting standards update for long-duration contracts for 2022 and 2021.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5,000,000	$38	$24	$43	$36	$44	$38	$38	$23	$79	$61	$103	$99	$141	$143
Current accident year losses $2,000,000-$5,000,000	42	52	35	15	19	41	36	39	50	75	102	116	144	135
Large loss prior accident year reserve development	34	32	19	9	(17)	16	22	9	28	31	60	47	94	30
Total large losses incurred	$114	$108	$97	$60	$46	$95	$96	$71	$157	$167	$265	$262	$379	$308
Losses incurred but not reported	122	150	96	179	136	131	74	36	324	110	474	241	596	377
Other losses excluding catastrophe losses	665	639	675	641	681	700	705	651	1,267	1,356	1,906	2,056	2,571	2,737
Catastrophe losses	20	170	217	227	134	246	208	24	444	232	614	478	634	612
Total losses incurred	$921	$1,067	$1,085	$1,107	$997	$1,172	$1,083	$782	$2,192	$1,865	$3,259	$3,037	$4,180	$4,034
Commercial Lines
Current accident year losses greater than $5,000,000	$33	$18	$28	$30	$34	$30	$15	$16	$58	$31	$76	$61	$109	$95
Current accident year losses $2,000,000-$5,000,000	31	28	28	12	8	29	29	37	40	66	68	95	99	103
Large loss prior accident year reserve development	37	30	19	3	(17)	14	22	7	22	29	52	43	89	26
Total large losses incurred	$101	$76	$75	$45	$25	$73	$66	$60	$120	$126	$196	$199	$297	$224
Losses incurred but not reported	86	88	29	125	108	97	61	38	154	99	242	196	328	304
Other losses excluding catastrophe losses	338	336	384	335	386	386	401	362	719	763	1,055	1,149	1,393	1,535
Catastrophe losses	3	67	115	106	96	44	124	11	221	135	288	179	291	275
Total losses incurred	$528	$567	$603	$611	$615	$600	$652	$471	$1,214	$1,123	$1,781	$1,723	$2,309	$2,338
Personal Lines
Current accident year losses greater than $5,000,000	$5	$6	$15	$6	$10	$8	$23	$7	$21	$30	$27	$38	$32	$48
Current accident year losses $2,000,000-$5,000,000	11	24	7	3	11	12	5	2	10	7	34	19	45	30
Large loss prior accident year reserve development	(2)	2	1	6	—	2	—	2	7	2	9	4	7	4
Total large losses incurred	$14	$32	$23	$15	$21	$22	$28	$11	$38	$39	$70	$61	$84	$82
Losses incurred but not reported	5	7	26	27	(2)	9	12	(14)	53	(2)	60	7	65	5
Other losses excluding catastrophe losses	218	210	194	187	190	185	187	176	381	363	591	548	809	738
Catastrophe losses	21	71	93	113	36	66	78	6	206	84	277	150	298	186
Total losses incurred	$258	$320	$336	$342	$245	$282	$305	$179	$678	$484	$998	$766	$1,256	$1,011
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $2,000,000-$5,000,000	—	—	—	—	—	—	2	—	—	2	—	2	—	2
Large loss prior accident year reserve development	(1)	—	(1)	—	—	—	—	—	(1)	—	(1)	—	(2)	—
Total large losses incurred	$(1)	$—	$(1)	$—	$—	$—	$2	$—	$(1)	$2	$(1)	$2	$(2)	$2
Losses incurred but not reported	16	16	20	27	30	25	1	12	47	13	63	38	79	68
Other losses excluding catastrophe losses	52	45	45	28	31	40	46	36	73	82	118	122	170	153
Catastrophe losses	1	(1)	2	1	2	(1)	2	1	3	3	2	2	3	4
Total losses incurred	$68	$60	$66	$56	$63	$64	$51	$49	$122	$100	$182	$164	$250	$227

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5,000,000	1.9%	1.2%	2.4%	1.9%	2.4%	2.1%	2.2%	1.4%	2.2%	1.8%	1.8%	1.9%	1.9%	2.1%
Current accident year losses $2,000,000-$5,000,000	2.1	2.7	1.9	0.8	1.1	2.3	2.2	2.4	1.3	2.3	1.8	2.3	1.9	2.0
Large loss prior accident year reserve development	1.7	1.6	1.0	0.5	(0.9)	0.9	1.3	0.6	0.8	0.9	1.1	0.9	1.2	0.4
Total large loss ratio	5.7%	5.5%	5.3%	3.2%	2.6%	5.3%	5.7%	4.4%	4.3%	5.0%	4.7%	5.1%	5.0%	4.5%
Losses incurred but not reported	6.2	7.6	5.2	9.7	7.6	7.2	4.4	2.2	8.7	3.3	8.4	4.7	7.8	5.5
Other losses excluding catastrophe losses	33.5	32.7	36.1	34.9	37.8	38.7	41.4	40.2	34.2	40.9	33.7	40.2	33.6	39.5
Catastrophe losses	1.0	8.7	11.6	12.3	7.4	13.6	12.3	1.5	12.0	7.0	10.8	9.3	8.3	8.8
Total loss ratio	46.4%	54.5%	58.2%	60.1%	55.4%	64.8%	63.8%	48.3%	59.2%	56.2%	57.6%	59.3%	54.7%	58.3%
Commercial Lines
Current accident year losses greater than $5,000,000	3.1%	1.7%	2.6%	2.8%	3.3%	3.0%	1.4%	1.7%	2.8%	1.6%	2.4%	2.0%	2.5%	2.4%
Current accident year losses $2,000,000-$5,000,000	2.8	2.6	2.7	1.1	0.7	2.8	3.0	3.8	1.9	3.3	2.1	3.3	2.3	2.6
Large loss prior accident year reserve development	3.4	2.8	1.8	0.3	(1.6)	1.3	2.2	0.7	1.0	1.5	1.6	1.4	2.1	0.6
Total large loss ratio	9.3%	7.1%	7.1%	4.2%	2.4%	7.1%	6.6%	6.2%	5.7%	6.4%	6.1%	6.7%	6.9%	5.6%
Losses incurred but not reported	8.0	8.3	2.7	11.8	10.4	9.4	6.1	4.0	7.2	5.1	7.6	6.6	7.7	7.6
Other losses excluding catastrophe losses	31.3	31.7	35.9	31.9	37.1	37.7	40.4	37.5	33.9	39.0	33.2	38.4	32.7	38.1
Catastrophe losses	0.3	6.3	10.8	10.0	9.3	4.2	12.5	1.2	10.4	6.9	9.0	6.0	6.8	6.8
Total loss ratio	48.9%	53.4%	56.5%	57.9%	59.2%	58.4%	65.6%	48.9%	57.2%	57.4%	55.9%	57.7%	54.1%	58.1%
Personal Lines
Current accident year losses greater than $5,000,000	1.0%	1.1%	3.0%	1.3%	2.1%	1.9%	5.7%	1.7%	2.2%	3.7%	1.8%	3.1%	1.6%	2.8%
Current accident year losses $2,000,000-$5,000,000	1.9	4.7	1.4	0.6	2.6	2.6	1.3	0.5	1.0	0.9	2.3	1.5	2.2	1.8
Large loss prior accident year reserve development	(0.4)	0.4	0.2	1.4	—	0.6	—	0.5	0.8	0.2	0.6	0.3	0.3	0.3
Total large loss ratio	2.5%	6.2%	4.6%	3.3%	4.7%	5.1%	7.0%	2.7%	4.0%	4.8%	4.7%	4.9%	4.1%	4.9%
Losses incurred but not reported	0.9	1.2	5.3	5.9	(0.3)	2.0	3.1	(3.6)	5.6	(0.2)	4.0	0.6	3.2	0.3
Other losses excluding catastrophe losses	38.7	39.9	39.4	40.2	42.8	43.0	44.8	44.0	39.7	44.5	39.9	44.0	39.5	43.7
Catastrophe losses	3.8	13.4	19.0	24.3	8.1	15.5	18.8	1.4	21.6	10.2	18.7	12.0	14.6	11.0
Total loss ratio	45.9%	60.7%	68.3%	73.7%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%	67.3%	61.5%	61.4%	59.9%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $2,000,000-$5,000,000	—	—	—	—	0.1	—	1.6	—	—	0.8	—	0.6	—	0.4
Large loss prior accident year reserve development	(0.5)	—	(0.4)	(0.3)	—	—	—	—	(0.3)	—	(0.2)	—	(0.3)	—
Total large loss ratio	(0.5)%	—%	(0.4)%	(0.3)%	0.1%	—%	1.6%	—%	(0.3)%	0.8%	(0.2)%	0.6%	(0.3)%	0.4%
Losses incurred but not reported	10.9	11.9	15.2	21.3	24.4	20.0	0.7	10.6	18.0	5.4	15.9	10.5	14.6	14.0
Other losses excluding catastrophe losses	35.2	33.2	33.5	22.2	24.6	32.4	38.1	31.3	28.1	34.9	29.9	33.9	31.3	31.6
Catastrophe losses	0.6	(0.9)	1.3	1.1	1.3	(0.5)	1.1	1.1	1.2	1.1	0.5	0.6	0.5	0.8
Total loss ratio	46.2%	44.2%	49.6%	44.3%	50.4%	51.9%	41.5%	43.0%	47.0%	42.2%	46.1%	45.6%	46.1%	46.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year reported losses greater than $5,000,000	5	4	6	5	7	6	6	3	11	9	15	15	22	22
Current accident year reported losses $2,000,000 - $5,000,000	17	19	11	5	13	15	15	15	16	28	35	42	49	51
Prior accident year reported losses on large losses	14	3	7	3	2	6	8	6	10	14	13	20	27	22
Non-Catastrophe reported losses on large losses total	36	26	24	13	22	27	29	24	37	51	63	77	98	95
Commercial Lines
Current accident year reported losses greater than $5,000,000	5	3	4	4	5	5	2	2	8	4	11	9	17	14
Current accident year reported losses $2,000,000 - $5,000,000	13	11	9	4	6	12	12	14	13	24	24	35	35	39
Prior accident year reported losses on large losses	14	3	7	2	2	6	8	5	9	13	12	19	26	21
Non-Catastrophe reported losses on large losses total	32	17	20	10	13	23	22	21	30	41	47	63	78	74
Personal Lines
Current accident year reported losses greater than $5,000,000	—	1	2	1	2	1	4	1	3	5	4	6	5	8
Current accident year reported losses $2,000,000 - $5,000,000	4	8	2	1	6	3	2	1	3	3	11	6	14	11
Prior accident year reported losses on large losses	—	—	—	1	—	—	—	1	1	1	1	1	1	1
Non-Catastrophe reported losses on large losses total	4	9	4	3	8	4	6	3	7	9	16	13	20	20
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $2,000,000 - $5,000,000	—	—	—	—	1	—	1	—	—	1	—	1	—	1
Prior accident year reported losses on large losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Catastrophe reported losses on large losses total	—	—	—	—	1	—	1	—	—	1	—	1	—	1
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2023
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2023	2022
										Total	Total
OH	$194.7	$212.0	$123.4	$0.1	$56.5	$148.0	$161.0	$45.3	$31.6	$972.2	$879.1	7.9	15.3	11.7	10.6
IL	74.2	77.8	38.9	31.3	21.2	56.7	65.9	17.9	37.2	421.0	371.4	1.9	38.6	19.0	13.4
NY	85.5	49.6	21.1	10.4	18.4	38.8	108.6	29.3	41.6	403.2	346.2	8.2	21.9	36.7	16.5
NC	66.6	98.9	37.4	12.4	22.5	35.3	44.9	11.7	24.6	354.3	325.1	7.7	12.4	9.3	9.0
GA	52.4	60.8	33.2	9.0	23.6	63.5	65.7	16.5	26.7	351.3	324.2	3.1	16.5	4.6	8.4
IN	65.3	67.4	38.7	20.8	19.5	33.6	44.4	9.6	19.9	319.1	295.7	4.7	18.2	2.5	7.9
PA	81.8	69.2	43.9	26.4	17.5	19.1	23.9	7.4	26.9	316.0	302.1	1.7	19.5	6.4	4.6
TX	61.8	28.7	39.5	4.1	16.5	30.6	52.1	12.9	45.0	291.2	262.5	(1.4)	44.2	3.3	10.9
MO	53.4	53.2	32.4	14.9	9.5	30.1	39.7	6.8	21.6	261.6	217.9	7.8	58.3	19.7	20.0
TN	52.8	62.9	33.3	7.4	15.8	21.7	35.8	8.5	16.3	254.6	228.4	6.0	25.1	25.0	11.5
MI	49.5	54.5	28.7	11.2	17.4	30.5	30.8	7.5	19.3	249.4	227.3	3.7	28.1	7.9	9.8
VA	52.8	47.4	33.6	13.1	17.4	18.2	21.7	6.9	12.3	223.6	206.1	5.0	19.8	18.3	8.5
AL	35.5	48.7	23.7	2.0	14.9	26.3	44.1	8.3	19.8	223.4	203.3	7.0	15.5	7.5	9.9
KY	39.0	48.5	31.6	3.9	15.1	27.6	31.8	6.8	11.3	215.5	194.9	6.8	18.9	13.2	10.6
CA	1.4	1.1	2.0	3.2	0.7	22.3	155.8	24.7	1.3	212.6	176.7	(12.1)	22.4	(10.4)	20.3
FL	43.0	15.6	31.4	3.6	13.0	11.5	36.4	16.3	39.4	210.3	195.9	(4.9)	29.7	14.8	7.4
WI	32.8	37.0	15.9	16.2	10.9	13.4	16.1	5.9	14.2	162.4	156.4	(1.7)	22.2	10.9	3.8
MN	29.0	33.5	10.4	6.6	9.0	13.1	20.2	4.8	15.8	142.5	143.4	(6.5)	10.1	12.1	(0.6)
MD	23.2	18.9	15.9	7.1	8.3	19.3	21.1	7.2	10.6	131.6	118.5	0.8	25.5	36.6	11.0
AZ	25.4	20.7	16.9	3.9	6.6	12.4	14.7	5.5	11.7	118.0	114.6	(4.9)	35.6	(11.0)	2.9
OR	37.8	19.7	23.9	0.4	6.7	6.6	5.2	1.4	13.1	114.7	104.4	5.3	39.8	19.1	9.8
WA	28.6	15.8	19.3	—	6.4	15.3	13.5	4.3	10.3	113.4	90.4	13.7	56.5	34.2	25.4
UT	23.3	18.1	15.2	1.9	6.2	12.1	11.4	2.1	16.4	106.6	97.9	0.7	33.9	12.0	8.9
CT	13.8	11.2	5.3	3.3	2.2	24.0	31.4	10.4	4.8	106.4	90.6	11.8	22.0	3.1	17.4
AR	17.7	27.3	20.2	2.3	5.2	9.0	13.2	3.3	8.0	106.3	93.5	8.9	28.3	17.3	13.6
MA	16.7	9.8	7.3	4.7	2.3	12.9	32.7	8.1	6.8	101.3	69.9	33.0	55.5	0.5	45.0
KS	21.9	22.1	14.4	4.8	5.4	8.3	13.1	2.5	5.4	98.0	84.2	7.7	48.9	24.2	16.4
MT	31.8	24.7	17.1	0.3	5.5	3.9	6.7	1.1	6.0	97.0	86.9	8.8	30.7	18.1	11.6
SC	16.6	18.1	10.4	3.5	5.4	11.8	15.4	2.8	11.0	94.9	87.5	(3.4)	30.8	25.4	8.4
CO	22.2	11.3	15.1	1.6	4.6	4.9	14.3	1.7	18.2	93.8	86.1	(1.1)	38.6	15.8	8.9
IA	19.7	23.7	8.2	6.5	7.6	5.6	8.0	1.6	5.7	86.6	84.9	(3.9)	30.5	16.3	1.9
NJ	13.2	10.3	5.0	2.7	3.8	8.8	14.5	6.9	9.2	74.3	57.0	23.8	30.3	63.9	30.4
ID	22.7	17.2	12.1	1.0	3.9	2.8	4.4	0.9	5.2	70.3	70.6	(3.0)	20.6	1.0	(0.4)
NE	13.2	15.2	9.1	4.8	3.3	0.6	1.4	0.3	6.6	54.5	50.3	5.2	10.2	35.5	8.4
WV	10.3	13.4	9.2	1.2	2.0	0.2	0.6	0.1	6.1	43.0	39.0	8.7	67.8	15.0	10.4
VT	7.8	9.1	4.0	4.0	3.0	2.2	4.0	0.7	2.5	37.4	35.8	3.2	18.8	(12.0)	4.5
NM	9.0	7.5	6.4	0.7	2.9	0.7	1.3	0.2	4.8	33.5	35.9	(12.4)	189.2	(1.4)	(6.7)
NH	6.0	6.9	3.3	2.0	1.8	2.7	4.2	1.2	2.6	30.8	25.2	18.5	27.8	32.9	22.0
DE	8.3	6.1	4.4	2.3	1.5	1.1	1.8	0.4	2.6	28.5	25.1	6.8	64.1	32.2	13.3
WY	6.2	5.5	4.3	—	1.3	0.2	1.2	0.2	2.7	21.6	17.8	14.3	89.2	51.4	21.5
SD	5.6	6.3	2.9	1.5	1.8	—	—	—	1.2	19.3	18.9	1.7	—	11.5	2.3
ND	4.2	5.2	2.5	—	2.0	1.0	1.3	0.4	1.3	17.8	18.8	(7.5)	7.2	(2.3)	(5.2)
DC	2.8	1.9	0.3	1.1	1.5	1.3	1.6	0.6	2.7	14.0	13.2	(7.2)	61.9	361.6	5.9
RI	0.3	0.5	0.4	0.5	0.1	1.2	4.4	1.5	1.6	10.6	5.9	51.3	65.5	67.6	79.6
NV	0.8	0.7	1.0	0.4	0.4	2.2	2.6	1.1	1.0	10.2	7.1	(4.0)	113.1	4.8	43.5
ME	1.1	0.7	0.3	0.7	0.3	0.6	2.4	0.4	0.7	7.3	4.0	27.8	267.5	32.2	85.4
All Other States	2.9	0.9	1.6	1.7	1.5	0.2	2.5	—	0.9	12.1	11.4	5.4	18.9	(14.4)	6.3
Total	$1,484.7	$1,415.7	$875.3	$261.4	$422.9	$811.9	$1,247.8	$314.0	$604.4	$7,438.0	$6,702.0	4.3	25.2	14.4	11.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
*Total excludes Cincinnati Re, Cincinnati Global and other direct, such as assigned risk pools.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Commercial casualty:
Net written premiums	$361	$331	$378	$404	$353	$326	$376	$389	$782	$765	$1,114	$1,091	$1,475	$1,444
Year over year change %-written premium	2%	2%	1%	4%	11%	10%	11%	7%	2%	9%	2%	9%	2%	10%
Earned premiums	$366	$365	$373	$377	$370	$360	$350	$336	$750	$686	$1,115	$1,046	$1,481	$1,416
Current accident year before catastrophe losses	69.6%	68.3%	70.5%	72.6%	72.4%	73.7%	75.0%	65.6%	71.6%	70.4%	70.5%	71.6%	70.3%	71.8%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	14.0	—	(9.2)	(0.3)	(0.2)	6.4	(0.7)	1.4	(4.8)	0.3	(3.2)	2.4	1.0	1.7
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	83.6%	68.3%	61.3%	72.3%	72.2%	80.1%	74.3%	67.0%	66.8%	70.7%	67.3%	74.0%	71.3%	73.5%
Commercial property:
Net written premiums	$338	$344	$335	$316	$297	$309	$308	$297	$650	$606	$994	$915	$1,332	$1,212
Year over year change %-written premium	14%	11%	9%	6%	10%	11%	12%	11%	7%	12%	9%	12%	10%	11%
Earned premiums	$331	$321	$312	$299	$290	$292	$280	$274	$611	$554	$933	$846	$1,264	$1,136
Current accident year before catastrophe losses	44.4%	45.2%	43.4%	49.0%	42.5%	47.4%	54.5%	52.4%	46.1%	53.4%	45.8%	51.3%	45.5%	49.1%
Current accident year catastrophe losses	5.0	23.0	35.0	34.7	38.3	14.7	44.4	5.1	34.9	24.9	30.8	21.4	24.0	25.7
Prior accident years before catastrophe losses	(3.2)	(2.8)	(1.5)	(7.8)	(0.5)	(6.7)	0.6	(2.4)	(4.6)	(0.8)	(4.0)	(2.9)	(3.8)	(2.2)
Prior accident years catastrophe losses	(2.6)	(0.5)	(1.4)	2.4	(2.2)	(1.4)	(3.0)	0.5	0.5	(1.3)	0.2	(1.3)	(0.6)	(1.6)
Total loss and loss expense ratio	43.6%	64.9%	75.5%	78.3%	78.1%	54.0%	96.5%	55.6%	76.9%	76.2%	72.8%	68.5%	65.1%	71.0%
Commercial auto:
Net written premiums	$207	$199	$233	$239	$201	$194	$226	$237	$472	$463	$671	$657	$878	$858
Year over year change %-written premium	3%	3%	3%	1%	4%	6%	5%	6%	2%	5%	2%	6%	2%	5%
Earned premiums	$218	$216	$214	$213	$215	$213	$210	$205	$428	$415	$644	$627	$862	$842
Current accident year before catastrophe losses	65.0%	70.1%	68.3%	73.5%	72.6%	78.8%	66.5%	67.0%	70.9%	66.7%	70.6%	70.8%	69.2%	71.3%
Current accident year catastrophe losses	(1.1)	(0.8)	6.7	0.9	(2.4)	3.3	5.1	0.9	3.8	3.1	2.3	3.1	1.5	1.7
Prior accident years before catastrophe losses	(2.6)	0.7	(1.4)	2.7	3.6	7.5	2.8	(0.7)	0.7	1.1	0.6	3.3	(0.2)	3.3
Prior accident years catastrophe losses	—	—	(0.3)	(1.5)	—	—	(0.5)	(2.1)	(1.0)	(1.3)	(0.6)	(0.9)	(0.5)	(0.6)
Total loss and loss expense ratio	61.3%	70.0%	73.3%	75.6%	73.8%	89.6%	73.9%	65.1%	74.4%	69.6%	72.9%	76.3%	70.0%	75.7%
Workers' compensation:
Net written premiums	$57	$57	$65	$82	$64	$60	$69	$86	$147	$154	$203	$214	$260	$278
Year over year change %-written premium	(11)%	(5)%	(6)%	(5)%	8%	13%	—%	(2)%	(5)%	(2)%	(5)%	2%	(6)%	3%
Earned premiums	$65	$66	$72	$74	$75	$73	$68	$67	$146	$136	$212	$209	$277	$284
Current accident year before catastrophe losses	87.2%	90.3%	90.0%	83.2%	76.0%	80.3%	83.5%	84.5%	86.5%	84.0%	87.7%	82.7%	87.6%	80.9%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(31.1)	(30.7)	(15.4)	(19.6)	(27.0)	(21.5)	(25.9)	(14.3)	(17.5)	(20.2)	(21.6)	(20.6)	(23.9)	(22.3)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	56.1%	59.6%	74.6%	63.6%	49.0%	58.8%	57.6%	70.2%	69.0%	63.8%	66.1%	62.1%	63.7%	58.6%
Other commercial:
Net written premiums	$97	$98	$95	$100	$92	$95	$93	$87	$196	$180	$294	$275	$391	$367
Year over year change %-written premium	5%	3%	2%	15%	15%	13%	18%	12%	9%	15%	7%	14%	7%	14%
Earned premiums	$100	$94	$95	$93	$90	$90	$86	$80	$187	$165	$280	$256	$380	$346
Current accident year before catastrophe losses	34.5%	39.1%	35.2%	38.1%	33.3%	37.7%	37.3%	38.2%	36.6%	37.7%	37.4%	37.7%	36.7%	36.6%
Current accident year catastrophe losses	—	0.2	0.1	—	—	0.1	0.1	—	0.1	0.1	0.1	0.1	0.1	0.1
Prior accident years before catastrophe losses	(4.0)	(5.8)	(0.8)	(2.5)	(4.7)	(4.3)	(7.4)	(2.9)	(1.6)	(5.3)	(3.0)	(4.9)	(3.3)	(4.9)
Prior accident years catastrophe losses	0.1	—	—	(0.1)	—	—	—	—	(0.1)	—	—	—	—	—
Total loss and loss expense ratio	30.6%	33.5%	34.5%	35.5%	28.6%	33.5%	30.0%	35.3%	35.0%	32.5%	34.5%	32.9%	33.5%	31.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Personal auto:
Net written premiums	$207	$227	$212	$163	$158	$179	$177	$140	$374	$316	$602	$496	$809	$654
Year over year change %-written premium	31%	27%	20%	16%	12%	8%	7%	3%	18%	5%	21%	6%	24%	8%
Earned premiums	$197	$185	$173	$166	$161	$158	$155	$152	$339	$307	$524	$465	$721	$626
Current accident year before catastrophe losses	66.7%	73.2%	76.6%	78.8%	77.4%	74.3%	74.5%	69.4%	77.7%	72.0%	76.0%	72.8%	73.6%	74.0%
Current accident year catastrophe losses	(1.1)	(3.4)	8.9	4.2	(4.6)	15.9	6.1	1.4	6.6	3.7	3.1	7.9	1.9	4.6
Prior accident years before catastrophe losses	(1.3)	—	(4.1)	0.3	0.7	3.4	1.4	0.9	(1.9)	1.2	(1.2)	1.9	(1.3)	1.6
Prior accident years catastrophe losses	—	(0.1)	(0.7)	(2.7)	—	(0.1)	(0.6)	(4.7)	(1.7)	(2.7)	(1.1)	(1.8)	(0.8)	(1.3)
Total loss and loss expense ratio	64.3%	69.7%	80.7%	80.6%	73.5%	93.5%	81.4%	67.0%	80.7%	74.2%	76.8%	80.8%	73.4%	78.9%
Homeowner:
Net written premiums	$298	$339	$330	$222	$226	$255	$260	$181	$552	$441	$890	$695	$1,188	$921
Year over year change %-written premium	32%	33%	27%	23%	20%	19%	23%	16%	25%	20%	28%	20%	29%	20%
Earned premiums	$289	$271	$251	$232	$220	$213	$202	$195	$484	$397	$755	$609	$1,044	$829
Current accident year before catastrophe losses	42.2%	45.0%	47.4%	46.5%	42.1%	47.3%	54.8%	45.9%	46.9%	50.4%	46.3%	49.3%	45.1%	47.4%
Current accident year catastrophe losses	9.2	30.2	33.5	56.1	22.4	20.9	38.6	13.0	44.4	26.1	39.3	24.3	31.0	23.8
Prior accident years before catastrophe losses	(2.5)	(1.0)	0.7	(2.6)	0.2	1.6	(2.5)	(8.7)	(0.8)	(5.5)	(0.9)	(3.0)	(1.4)	(2.2)
Prior accident years catastrophe losses	(0.8)	(2.1)	(3.9)	(9.1)	(1.5)	(3.8)	(5.2)	(7.2)	(6.4)	(6.2)	(4.9)	(5.4)	(3.7)	(4.3)
Total loss and loss expense ratio	48.1%	72.1%	77.7%	90.9%	63.2%	66.0%	85.7%	43.0%	84.1%	64.8%	79.8%	65.2%	71.0%	64.7%
Other personal:
Net written premiums	$74	$80	$87	$63	$61	$68	$73	$53	$151	$127	$231	$195	$305	$256
Year over year change %-written premium	21%	18%	19%	19%	15%	21%	18%	15%	19%	18%	18%	19%	19%	18%
Earned premiums	$74	$71	$69	$66	$62	$60	$56	$55	$134	$111	$205	$172	$279	$234
Current accident year before catastrophe losses	48.3%	55.7%	56.7%	58.9%	54.1%	63.8%	64.6%	47.2%	57.7%	56.0%	57.1%	58.7%	54.7%	57.5%
Current accident year catastrophe losses	1.8	5.4	11.7	3.5	(0.1)	10.8	5.2	0.9	7.7	3.1	6.9	5.8	5.6	4.2
Prior accident years before catastrophe losses	2.2	1.0	2.3	(1.2)	(4.4)	(15.7)	1.4	4.6	0.6	3.0	0.7	(3.5)	1.1	(3.8)
Prior accident years catastrophe losses	(0.1)	(0.4)	0.7	1.3	(0.1)	0.4	0.4	0.4	1.0	0.3	0.5	0.4	0.3	0.3
Total loss and loss expense ratio	52.2%	61.7%	71.4%	62.5%	49.5%	59.3%	71.6%	53.1%	67.0%	62.4%	65.2%	61.4%	61.7%	58.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Excess & Surplus:
Net written premiums	$150	$128	$156	$136	$122	$121	$135	$124	$292	$259	$420	$380	$570	$502
Year over year change %-written premium	23%	6%	16%	10%	13%	16%	17%	25%	13%	21%	11%	19%	14%	18%
Earned premiums	$148	$135	$132	$127	$124	$125	$124	$112	$259	$236	$394	$361	$542	$485
Current accident year before catastrophe losses	60.5%	64.8%	69.7%	69.2%	66.4%	74.8%	59.5%	61.8%	69.5%	60.6%	67.9%	65.4%	65.9%	65.7%
Current accident year catastrophe losses	0.5	(0.6)	1.4	1.5	1.6	(0.4)	1.2	1.5	1.4	1.3	0.8	0.8	0.7	1.0
Prior accident years before catastrophe losses	1.4	0.9	(4.7)	(6.2)	3.8	(5.9)	(0.4)	(4.6)	(5.4)	(2.4)	(3.3)	(3.6)	(2.0)	(1.7)
Prior accident years catastrophe losses	0.2	(0.2)	—	(0.3)	(0.2)	(0.1)	(0.1)	(0.4)	(0.1)	(0.2)	(0.2)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	62.6%	64.9%	66.4%	64.2%	71.6%	68.4%	60.2%	58.3%	65.4%	59.3%	65.2%	62.4%	64.5%	64.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2023
Commercial casualty	$606	$173	$779	$(51)	$267	$70	$286	$555	$267	$243	$1,065
Commercial property	896	77	973	61	(140)	10	(69)	957	(140)	87	904
Commercial auto	496	83	579	(32)	45	12	25	464	45	95	604
Workers' compensation	133	31	164	(3)	20	3	20	130	20	34	184
Other commercial	112	17	129	45	10	3	58	157	10	20	187
Total commercial lines	2,243	381	2,624	20	202	98	320	2,263	202	479	2,944

Personal auto	422	86	508	—	10	9	19	422	10	95	527
Homeowners	657	73	730	27	(16)	9	20	684	(16)	82	750
Other personal	126	9	135	2	33	1	36	128	33	10	171
Total personal lines	1,205	168	1,373	29	27	19	75	1,234	27	187	1,448

Excess & surplus lines	131	59	190	58	80	41	179	189	80	100	369
Other	283	14	297	(21)	86	—	65	262	86	14	362
Total property casualty	$3,862	$622	$4,484	$86	$395	$158	$639	$3,948	$395	$780	$5,123

Ceded loss and loss expense incurred for the twelve months ended December 31, 2023
Commercial casualty	$31	$1	$32	$(25)	$1	$—	$(24)	$6	$1	$1	$8
Commercial property	78	1	79	35	(33)	—	2	113	(33)	1	81
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	10	—	10	(4)	1	—	(3)	6	1	—	7
Other commercial	22	—	22	36	2	—	38	58	2	—	60
Total commercial lines	142	2	144	42	(29)	—	13	184	(29)	2	157

Personal auto	2	—	2	(2)	(1)	—	(3)	—	(1)	—	(1)
Homeowners	17	—	17	5	(14)	—	(9)	22	(14)	—	8
Other personal	1	—	1	—	(2)	—	(2)	1	(2)	—	(1)
Total personal lines	20	—	20	3	(17)	—	(14)	23	(17)	—	6

Excess & surplus lines	7	—	7	10	2	—	12	17	2	—	19
Other	37	—	37	(17)	(37)	—	(54)	20	(37)	—	(17)
Total property casualty	$206	$2	$208	$38	$(81)	$—	$(43)	$244	$(81)	$2	$165

Net loss and loss expense incurred for the twelve months ended December 31, 2023
Commercial casualty	$575	$172	$747	$(26)	$266	$70	$310	$549	$266	$242	$1,057
Commercial property	818	76	894	26	(107)	10	(71)	844	(107)	86	823
Commercial auto	495	83	578	(32)	45	12	25	463	45	95	603
Workers' compensation	123	31	154	1	19	3	23	124	19	34	177
Other commercial	90	17	107	9	8	3	20	99	8	20	127
Total commercial lines	2,101	379	2,480	(22)	231	98	307	2,079	231	477	2,787

Personal auto	420	86	506	2	11	9	22	422	11	95	528
Homeowners	640	73	713	22	(2)	9	29	662	(2)	82	742
Other personal	125	9	134	2	35	1	38	127	35	10	172
Total personal lines	1,185	168	1,353	26	44	19	89	1,211	44	187	1,442

Excess & surplus lines	124	59	183	48	78	41	167	172	78	100	350
Other	246	14	260	(4)	123	—	119	242	123	14	379
Total property casualty	$3,656	$620	$4,276	$48	$476	$158	$682	$3,704	$476	$778	$4,958

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2023
Commercial casualty	$183	$43	$226	$(19)	$68	$30	$79	$164	$68	$73	$305
Commercial property	206	18	224	(69)	(17)	2	(84)	137	(17)	20	140
Commercial auto	134	21	155	(10)	(10)	(1)	(21)	124	(10)	20	134
Workers' compensation	39	9	48	(28)	16	(1)	(13)	11	16	8	35
Other commercial	36	4	40	(12)	4	—	(8)	24	4	4	32
Total commercial lines	598	95	693	(138)	61	30	(47)	460	61	125	646

Personal auto	112	22	134	11	(19)	(1)	(9)	123	(19)	21	125
Homeowners	134	20	154	(14)	(3)	2	(15)	120	(3)	22	139
Other personal	36	3	39	(9)	8	—	(1)	27	8	3	38
Total personal lines	282	45	327	(12)	(14)	1	(25)	270	(14)	46	302

Excess & surplus lines	38	17	55	23	17	8	48	61	17	25	103
Other	76	3	79	1	(8)	—	(7)	77	(8)	3	72
Total property casualty	$994	$160	$1,154	$(126)	$56	$39	$(31)	$868	$56	$199	$1,123

Ceded loss and loss expense incurred for the three months ended December 31, 2023
Commercial casualty	$8	$1	$9	$(9)	$(1)	$—	$(10)	$(1)	$(1)	$1	$(1)
Commercial property	23	—	23	(28)	—	—	(28)	(5)	—	—	(5)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(5)	1	—	(4)	(2)	1	—	(1)
Other commercial	15	1	16	(13)	(1)	—	(14)	2	(1)	1	2
Total commercial lines	49	2	51	(55)	(1)	—	(56)	(6)	(1)	2	(5)

Personal auto	1	—	1	(1)	(1)	—	(2)	—	(1)	—	(1)
Homeowners	4	—	4	(3)	(1)	—	(4)	1	(1)	—	—
Other personal	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Total personal lines	5	—	5	(5)	(2)	—	(7)	—	(2)	—	(2)

Excess & surplus lines	4	—	4	5	1	—	6	9	1	—	10
Other	3	—	3	(2)	1	—	(1)	1	1	—	2
Total property casualty	$61	$2	$63	$(57)	$(1)	$—	$(58)	$4	$(1)	$2	$5

Net loss and loss expense incurred for the three months ended December 31, 2023
Commercial casualty	$175	$42	$217	$(10)	$69	$30	$89	$165	$69	$72	$306
Commercial property	183	18	201	(41)	(17)	2	(56)	142	(17)	20	145
Commercial auto	134	21	155	(10)	(10)	(1)	(21)	124	(10)	20	134
Workers' compensation	36	9	45	(23)	15	(1)	(9)	13	15	8	36
Other commercial	21	3	24	1	5	—	6	22	5	3	30
Total commercial lines	549	93	642	(83)	62	30	9	466	62	123	651

Personal auto	111	22	133	12	(18)	(1)	(7)	123	(18)	21	126
Homeowners	130	20	150	(11)	(2)	2	(11)	119	(2)	22	139
Other personal	36	3	39	(8)	8	—	—	28	8	3	39
Total personal lines	277	45	322	(7)	(12)	1	(18)	270	(12)	46	304

Excess & surplus lines	34	17	51	18	16	8	42	52	16	25	93
Other	73	3	76	3	(9)	—	(6)	76	(9)	3	70
Total property casualty	$933	$158	$1,091	$(69)	$57	$39	$27	$864	$57	$197	$1,118

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*Other data includes results from our Cincinnati Re operations and Cincinnati Global.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums	$1,534	$1,549	$1,643	$1,535	$1,396	$1,390	$1,482	$1,397	$3,178	$2,879	$4,727	$4,269	$6,261	$5,665
Agency new business written premiums	310	313	303	251	238	264	286	244	554	530	867	794	1,177	1,032
Other written premiums	76	95	204	233	60	96	196	258	437	454	532	550	608	610
Net written premiums	$1,920	$1,957	$2,150	$2,019	$1,694	$1,750	$1,964	$1,899	$4,169	$3,863	$6,126	$5,613	$8,046	$7,307
Unearned premium change	64	—	(287)	(178)	106	59	(267)	(281)	(465)	(548)	(465)	(489)	(401)	(383)
Earned premiums	$1,984	$1,957	$1,863	$1,841	$1,800	$1,809	$1,697	$1,618	$3,704	$3,315	$5,661	$5,124	$7,645	$6,924
Year over year change %
Agency renewal written premiums	10%	11%	11%	10%	13%	12%	11%	9%	10%	10%	11%	11%	11%	11%
Agency new business written premiums	30	19	6	3	12	15	22	11	5	16	9	16	14	15
Other written premiums	27	(1)	4	(10)	(29)	50	34	31	(4)	32	(3)	35	—	24
Net written premiums	13	12	9	6	10	14	15	12	8	13	9	14	10	13
Paid losses and loss expenses
Losses paid	$933	$907	$924	$893	$803	$804	$755	$733	$1,816	$1,489	$2,723	$2,293	$3,656	$3,096
Loss expenses paid	158	151	157	153	154	144	137	157	311	293	462	437	620	591
Loss and loss expenses paid	$1,091	$1,058	$1,081	$1,046	$957	$948	$892	$890	$2,127	$1,782	$3,185	$2,730	$4,276	$3,687
Incurred losses and loss expenses
Loss and loss expense incurred	$1,118	$1,261	$1,262	$1,317	$1,172	$1,348	$1,240	$956	$2,579	$2,196	$3,840	$3,544	$4,958	$4,716
Loss and loss expenses paid as a % of incurred	97.6%	83.9%	85.7%	79.4%	81.7%	70.3%	71.9%	93.1%	82.5%	81.1%	82.9%	77.0%	86.2%	78.2%
Statutory combined ratio
Loss ratio	47.8%	54.9%	58.3%	60.5%	56.3%	64.1%	64.8%	48.4%	59.4%	56.7%	57.8%	59.3%	55.3%	58.5%
Loss adjustment expense ratio	10.3	10.3	9.7	11.6	9.9	10.0	9.5	10.9	10.7	10.2	10.6	10.1	10.5	10.1
Net underwriting expense ratio	31.3	29.1	27.7	27.5	30.6	29.3	28.1	28.7	27.6	28.4	28.1	28.7	28.8	29.1
US Statutory combined ratio	89.4%	94.3%	95.7%	99.6%	96.8%	103.4%	102.4%	88.0%	97.7%	95.3%	96.5%	98.1%	94.6%	97.7%
Contribution from catastrophe losses	1.8	8.7	12.3	12.7	7.6	13.0	13.0	1.7	12.5	7.5	11.2	9.4	8.8	8.9
Statutory combined ratio excl. catastrophe losses	87.6%	85.6%	83.4%	86.9%	89.2%	90.4%	89.4%	86.3%	85.2%	87.8%	85.3%	88.7%	85.8%	88.8%
GAAP combined ratio
GAAP combined ratio	87.5%	94.4%	97.6%	100.7%	94.9%	103.9%	103.2%	89.9%	99.2%	96.7%	97.5%	99.2%	94.9%	98.1%
Contribution from catastrophe losses	1.3	9.1	12.0	12.8	7.8	13.9	12.4	1.8	12.4	7.2	11.3	9.5	8.7	9.2
GAAP combined ratio excl. catastrophe losses	86.2%	85.3%	85.6%	87.9%	87.1%	90.0%	90.8%	88.1%	86.8%	89.5%	86.2%	89.7%	86.2%	88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
*Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums	$936	$914	$985	$1,041	$908	$860	$934	$970	$2,026	$1,904	$2,940	$2,764	$3,876	$3,672
Agency new business written premiums	153	148	149	134	130	149	165	156	283	321	431	470	584	600
Other written premiums	(29)	(33)	(28)	(34)	(31)	(25)	(27)	(30)	(62)	(57)	(95)	(82)	(124)	(113)
Net written premiums	$1,060	$1,029	$1,106	$1,141	$1,007	$984	$1,072	$1,096	$2,247	$2,168	$3,276	$3,152	$4,336	$4,159
Unearned premium change	20	33	(40)	(85)	33	44	(78)	(134)	(125)	(212)	(92)	(168)	(72)	(135)
Earned premiums	$1,080	$1,062	$1,066	$1,056	$1,040	$1,028	$994	$962	$2,122	$1,956	$3,184	$2,984	$4,264	$4,024
Year over year change %
Agency renewal written premiums	3%	6%	5%	7%	12%	11%	10%	8%	6%	9%	6%	9%	6%	10%
Agency new business written premiums	18	(1)	(10)	(14)	(4)	3	13	8	(12)	10	(8)	8	(3)	5
Other written premiums	6	(32)	(4)	(13)	(29)	—	(29)	(25)	(9)	(27)	(16)	(17)	(10)	(20)
Net written premiums	5	5	3	4	9	10	10	8	4	9	4	9	4	9
Paid losses and loss expenses
Losses paid	$549	$490	$550	$513	$432	$491	$446	$458	$1,063	$905	$1,552	$1,396	$2,101	$1,829
Loss expenses paid	93	92	96	97	97	93	91	100	193	191	285	285	379	382
Loss and loss expenses paid	$642	$582	$646	$610	$529	$584	$537	$558	$1,256	$1,096	$1,837	$1,681	$2,480	$2,211
Incurred losses and loss expenses
Loss and loss expense incurred	$651	$680	$708	$748	$715	$710	$750	$586	$1,456	$1,336	$2,136	$2,046	$2,787	$2,761
Loss and loss expenses paid as a % of incurred	98.6%	85.6%	91.2%	81.6%	74.0%	82.3%	71.6%	95.2%	86.3%	82.0%	86.0%	82.2%	89.0%	80.1%
Statutory combined ratio
Loss ratio	48.9%	53.4%	56.5%	57.9%	59.2%	58.4%	65.5%	48.9%	57.2%	57.4%	55.9%	57.8%	54.1%	58.1%
Loss adjustment expense ratio	11.4	10.6	9.9	12.9	9.6	10.7	9.9	12.0	11.4	10.9	11.2	10.8	11.2	10.5
Net underwriting expense ratio	32.6	31.8	29.4	27.7	31.3	31.2	29.1	28.3	28.5	28.7	29.5	29.5	30.3	29.9
Statutory combined ratio	92.9%	95.8%	95.8%	98.5%	100.1%	100.3%	104.5%	89.2%	97.1%	97.0%	96.6%	98.1%	95.6%	98.5%
Contribution from catastrophe losses	0.5	6.7	11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1	9.4	6.2	7.2	7.0
Statutory combined ratio excl. catastrophe losses	92.4%	89.1%	84.7%	88.1%	90.5%	95.8%	91.9%	87.8%	86.4%	89.9%	87.2%	91.9%	88.4%	91.5%
GAAP combined ratio
GAAP combined ratio	92.2%	95.2%	96.9%	100.4%	98.9%	99.0%	106.3%	92.3%	98.6%	99.4%	97.5%	99.3%	96.2%	99.2%
Contribution from catastrophe losses	0.5	6.7	11.1	10.4	9.6	4.5	12.6	1.4	10.7	7.1	9.4	6.2	7.2	7.0
GAAP combined ratio excl. catastrophe losses	91.7%	88.5%	85.8%	90.0%	89.3%	94.5%	93.7%	90.9%	87.9%	92.3%	88.1%	93.1%	89.0%	92.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums	$486	$542	$541	$388	$393	$437	$438	$333	$929	$771	$1,471	$1,208	$1,957	$1,601
Agency new business written premiums	109	122	106	79	75	81	88	52	185	140	307	221	416	296
Other written premiums	(16)	(18)	(18)	(19)	(23)	(16)	(16)	(11)	(37)	(27)	(55)	(43)	(71)	(66)
Net written premiums	$579	$646	$629	$448	$445	$502	$510	$374	$1,077	$884	$1,723	$1,386	$2,302	$1,831
Unearned premium change	(19)	(119)	(136)	16	(2)	(71)	(97)	28	(120)	(69)	(239)	(140)	(258)	(142)
Earned premiums	$560	$527	$493	$464	$443	$431	$413	$402	$957	$815	$1,484	$1,246	$2,044	$1,689
Year over year change %
Agency renewal written premiums	24%	24%	24%	17%	15%	11%	10%	10%	20%	10%	22%	11%	22%	12%
Agency new business written premiums	45	51	20	52	50	53	66	13	32	41	39	45	41	47
Other written premiums	30	(13)	(13)	(73)	(130)	(45)	(45)	(10)	(37)	(29)	(28)	(34)	(8)	(57)
Net written premiums	30	29	23	20	16	15	16	11	22	14	24	14	26	15
Paid losses and loss expenses
Losses paid	$277	$324	$298	$288	$247	$246	$224	$208	$585	$432	$909	$679	$1,185	$926
Loss expenses paid	45	39	44	40	39	35	32	40	85	71	123	106	168	145
Loss and loss expenses paid	$322	$363	$342	$328	$286	$281	$256	$248	$670	$503	$1,032	$785	$1,353	$1,071
Incurred losses and loss expenses
Loss and loss expense incurred	$304	$368	$384	$386	$288	$324	$339	$215	$770	$554	$1,138	$878	$1,442	$1,166
Loss and loss expenses paid as a % of incurred	105.9%	98.6%	89.1%	85.0%	99.3%	86.7%	75.5%	115.3%	87.0%	90.8%	90.7%	89.4%	93.8%	91.9%
Statutory combined ratio
Loss ratio	45.9%	60.7%	68.3%	73.6%	55.3%	65.6%	73.7%	44.5%	70.9%	59.3%	67.3%	61.5%	61.4%	59.9%
Loss adjustment expense ratio	8.4	9.2	9.6	9.6	9.7	9.6	8.4	9.0	9.6	8.7	9.4	9.0	9.2	9.2
Net underwriting expense ratio	30.0	26.3	25.5	30.0	30.6	26.7	26.4	32.2	27.4	28.8	27.0	28.0	27.7	28.6
Statutory combined ratio	84.3%	96.2%	103.4%	113.2%	95.6%	101.9%	108.5%	85.7%	107.9%	96.8%	103.7%	98.5%	98.3%	97.7%
Contribution from catastrophe losses	4.2	13.9	19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5	19.2	12.4	15.1	11.4
Statutory combined ratio excl. catastrophe losses	80.1%	82.3%	83.7%	88.5%	86.9%	86.0%	89.4%	84.0%	85.8%	86.3%	84.5%	86.1%	83.2%	86.3%
GAAP combined ratio
GAAP combined ratio	84.7%	99.9%	107.6%	112.5%	95.7%	104.5%	112.1%	83.9%	110.0%	98.2%	106.4%	100.4%	100.4%	99.2%
Contribution from catastrophe losses	4.2	13.9	19.7	24.7	8.7	15.9	19.1	1.7	22.1	10.5	19.2	12.4	15.1	11.4
GAAP combined ratio excl. catastrophe losses	80.5%	86.0%	87.9%	87.8%	87.0%	88.6%	93.0%	82.2%	87.9%	87.7%	87.2%	88.0%	85.3%	87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums	$112	$93	$117	$106	$95	$93	$110	$94	$223	$204	$316	$297	$428	$392
Agency new business written premiums	48	43	48	38	33	34	33	36	86	69	129	103	177	136
Other written premiums	(10)	(8)	(9)	(8)	(6)	(6)	(8)	(6)	(17)	(14)	(25)	(20)	(35)	(26)
Net written premiums	$150	$128	$156	$136	$122	$121	$135	$124	$292	$259	$420	$380	$570	$502
Unearned premium change	(2)	7	(24)	(9)	2	4	(11)	(12)	(33)	(23)	(26)	(19)	(28)	(17)
Earned premiums	$148	$135	$132	$127	$124	$125	$124	$112	$259	$236	$394	$361	$542	$485
Year over year change %
Agency renewal written premiums	18%	—%	6%	13%	9%	22%	31%	24%	9%	28%	6%	26%	9%	21%
Agency new business written premiums	45	26	45	6	22	6	(8)	24	25	6	25	6	30	10
Other written premiums	(67)	(33)	(13)	(33)	—	(50)	(60)	—	(21)	(27)	(25)	(33)	(35)	(24)
Net written premiums	23	6	16	10	13	16	17	25	13	21	11	19	14	18
Paid losses and loss expenses
Losses paid	$34	$33	$29	$28	$22	$29	$27	$19	$56	$46	$90	$74	$124	$95
Loss expenses paid	17	16	14	12	14	13	11	12	27	24	43	36	59	50
Loss and loss expenses paid	$51	$49	$43	$40	$36	$42	$38	$31	$83	$70	$133	$110	$183	$145
Incurred losses and loss expenses
Loss and loss expense incurred	$93	$87	$89	$81	$89	$86	$74	$66	$170	$140	$257	$226	$350	$315
Loss and loss expenses paid as a % of incurred	54.8%	56.3%	48.3%	49.4%	40.4%	48.8%	51.4%	47.0%	48.8%	50.0%	51.8%	48.7%	52.3%	46.0%
Statutory combined ratio
Loss ratio	46.2%	44.2%	49.6%	44.3%	50.5%	51.9%	41.5%	43.0%	47.0%	42.2%	46.1%	45.6%	46.1%	46.8%
Loss adjustment expense ratio	16.5	20.6	16.9	19.9	21.1	16.5	18.7	15.2	18.4	17.1	19.1	16.9	18.4	18.0
Net underwriting expense ratio	27.7	26.6	24.3	24.4	27.1	27.5	26.1	27.1	24.4	26.5	25.1	26.8	25.7	26.9
Statutory combined ratio	90.4%	91.4%	90.8%	88.6%	98.7%	95.9%	86.3%	85.3%	89.8%	85.8%	90.3%	89.3%	90.2%	91.7%
Contribution from catastrophe losses	0.7	(0.8)	1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1	0.6	0.6	0.6	0.8
Statutory combined ratio excl. catastrophe losses	89.7%	92.2%	89.4%	87.4%	97.3%	96.4%	85.2%	84.2%	88.5%	84.7%	89.7%	88.7%	89.6%	90.9%
GAAP combined ratio
GAAP combined ratio	89.8%	90.5%	92.2%	89.9%	96.3%	93.9%	85.1%	85.9%	91.1%	85.5%	90.9%	88.4%	90.6%	90.4%
Contribution from catastrophe losses	0.7	(0.8)	1.4	1.2	1.4	(0.5)	1.1	1.1	1.3	1.1	0.6	0.6	0.6	0.8
GAAP combined ratio excl. catastrophe losses	89.1%	91.3%	90.8%	88.7%	94.9%	94.4%	84.0%	84.8%	89.8%	84.4%	90.3%	87.8%	90.0%	89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Underwriting income
Net premiums written	$1,855	$1,641	$214	13	$7,766	$7,077	$689	10
Unearned premium change	(56)	(103)	47	46	387	359	28	8
Earned premiums	$1,911	$1,744	$167	10	$7,379	$6,718	$661	10

Losses incurred	$913	$983	$(70)	(7)	$4,076	$3,931	$145	4
Defense and cost containment expenses incurred	101	78	23	29	366	303	63	21
Adjusting and other expenses incurred	95	96	(1)	(1)	409	375	34	9
Other underwriting expenses incurred	581	500	81	16	2,235	2,054	181	9
Workers compensation dividend incurred	1	1	—	—	5	6	(1)	(17)
Total underwriting deductions	$1,691	$1,658	$33	2	$7,091	$6,669	$422	6

Net underwriting profit	$220	$86	$134	156	$288	$49	$239	488

Investment income
Gross investment income earned	$153	$133	$20	15	$577	$511	$66	13
Net investment income earned	149	130	19	15	568	500	68	14
Realized capital gains and losses, net	9	8	1	13	(67)	49	(116)	nm
Net investment gains	$158	$138	$20	14	$501	$549	$(48)	(9)

Other income	$2	$2	$—	—	$6	$7	$(1)	(14)

Net income before federal income taxes	$380	$226	$154	68	$795	$605	$190	31
Federal and foreign income taxes incurred	71	38	33	87	153	59	94	159
Net income (statutory)	$309	$188	$121	64	$642	$546	$96	18

Policyholders' surplus - statutory**	$7,294	$6,512	$782	12	$7,294	$6,512	$782	12

Fixed maturities at amortized cost - statutory	$9,922	$8,753	$1,169	13	$9,922	$8,753	$1,169	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2023 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2023	2022	Change	% Change	2023	2022	Change	% Change
Net premiums written	$87	$85	$2	2	$360	$335	$25	7
Net investment income	47	44	3	7	185	174	11	6
Commissions and expense allowances on reinsurance ceded	2	2	—	—	5	5	—	—
Income from fees associated with separate accounts	3	—	3	nm	10	4	6	150
Total revenues	$139	$131	$8	6	$560	$518	$42	8

Death benefits and matured endowments	$44	$41	$3	7	$166	$172	$(6)	(3)
Annuity benefits	37	31	6	19	145	80	65	81
Disability benefits and benefits under accident and health contracts	1	1	—	—	2	2	—	—
Surrender benefits and group conversions	6	5	1	20	27	24	3	13
Interest and adjustments on deposit-type contract funds	1	1	—	—	7	6	1	17
Increase in aggregate reserves for life and accident and health contracts	(7)	7	(14)	nm	(10)	52	(62)	nm
Total benefit expenses	$82	$86	$(4)	(5)	$337	$336	$1	—

Commissions	$12	$12	$—	—	$49	$50	$(1)	(2)
General insurance expenses and taxes	16	14	2	14	57	55	2	4
Increase in loading on deferred and uncollected premiums	—	1	(1)	(100)	(1)	2	(3)	nm
Net transfers from Separate Accounts	(3)	(5)	2	40	(9)	(15)	6	40
Total underwriting expenses	$25	$22	$3	14	$96	$92	$4	4

Federal and foreign income tax provision	10	7	3	43	29	24	5	21

Net gain from operations before capital gains or losses	$22	$16	$6	38	$98	$66	$32	48

Gains and losses net of capital gains tax, net	(5)	(1)	(4)	(400)	(8)	(2)	(6)	(300)

Net income - statutory	$17	$15	$2	13	$90	$64	$26	41

Policyholders' surplus - statutory**	$414	$326	$88	27	$414	$326	$88	27

Fixed maturities at amortized cost - statutory	$3,896	$3,838	$58	2	$3,896	$3,838	$58	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Current year policyholders' surplus amount subject to change.

CINF Fourth-Quarter 2023 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Cincinnati Re:
Written premiums	$66	$85	$177	$230	$67	$86	$178	$254	$407	$432	$492	$518	$558	$585
Year over year change %- written premium	(1)%	(1)%	—%	(9)%	(7)%	51%	31%	30%	(6)%	30%	(5)%	33%	(5)%	27%
Earned premiums	$123	$134	$122	$150	$137	$151	$122	$110	$272	$232	$406	$383	$529	$520
Current accident year before catastrophe losses	42.6%	51.5%	57.8%	45.2%	44.4%	45.4%	49.6%	50.6%	50.9%	50.0%	51.1%	48.3%	49.1%	47.2%
Current accident year catastrophe losses	2.0	11.5	1.8	0.3	(5.2)	75.0	6.5	—	1.0	3.4	4.4	31.7	3.9	21.9
Prior accident years before catastrophe losses	4.6	(7.9)	(17.1)	6.0	6.9	(9.9)	(4.8)	10.9	(4.4)	2.6	(5.5)	(2.4)	(3.2)	0.1
Prior accident years catastrophe losses	1.0	2.0	1.9	1.7	0.7	(0.6)	1.1	5.2	1.8	3.1	1.9	1.6	1.7	1.4
Total loss and loss expense ratio	50.2%	57.1%	44.4%	53.2%	46.8%	109.9%	52.4%	66.7%	49.3%	59.1%	51.9%	79.2%	51.5%	70.6%

Cincinnati Global:
Written premiums	$65	$69	$82	$64	$53	$57	$69	$51	$146	$120	$215	$177	$280	$230
Year over year change %- written premium	23%	21%	19%	25%	2%	21%	47%	24%	22%	36%	21%	31%	22%	23%
Earned premiums	$73	$99	$50	$44	$56	$74	$44	$32	$94	$76	$193	$150	$266	$206
Current accident year before catastrophe losses	24.6%	34.1%	61.7%	35.3%	28.6%	45.6%	53.2%	38.3%	49.3%	47.0%	41.5%	46.3%	36.9%	41.4%
Current accident year catastrophe losses	(8.4)	18.2	1.1	11.1	1.4	48.6	0.1	16.3	5.8	6.9	12.1	27.6	6.5	20.5
Prior accident years before catastrophe losses	(1.0)	(3.4)	(9.7)	0.8	(13.3)	4.6	(15.4)	4.1	(4.7)	(7.2)	(4.0)	(1.4)	(3.2)	(4.6)
Prior accident years catastrophe losses	(2.7)	(0.2)	2.5	2.4	11.6	(14.5)	(9.7)	(9.0)	2.4	(9.4)	1.1	(11.9)	—	(5.5)
Total loss and loss expense ratio	12.5%	48.7%	55.6%	49.6%	28.3%	84.3%	28.2%	49.7%	52.8%	37.3%	50.7%	60.6%	40.2%	51.8%

Noninsurance operations:
Interest and fees on loans and leases	$3	$2	$1	$2	$2	$2	$2	$1	$3	$3	$5	$5	$8	$7
Other revenue	2	1	1	1	1	—	1	1	2	2	3	2	5	3
Interest expense	14	13	13	14	13	14	13	13	27	26	40	40	54	53
Operating expense	8	5	7	5	10	4	5	4	12	9	17	13	25	23
Total noninsurance operations loss	$(17)	$(15)	$(18)	$(16)	$(20)	$(16)	$(15)	$(15)	$(34)	$(30)	$(49)	$(46)	$(66)	$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Fourth-Quarter 2023 Supplemental Financial Data